Exhibit 10.3

Addendum No. 3 to Upland Mining Lease

MHT 9400248

This Addendum is entered into by the State of Alaska, Department of Natural Resources, Mental Health Trust Land Office (“TLO” or “Lessor”) and Talon Gold Alaska, Inc. (Lessee).

The purpose of this Addendum is to modify the above referenced lease as follows:

(1)                                 Change in Legal Description: The legal description of the Leased Area is modified pursuant to a lease expansion request submitted to the TLO by the Lessee. The revised description of the Leased Area is described in Attachment A to this Addendum.

(2)                                 Addition of new paragraph: Paragraph 25.(n) is added to the Lease, to read as follows:

25. (n) Additional Lease Acreage.

i)                                         If any of the land or mineral rights situated within the outer boundaries of the Leased Area and that are currently excluded from the Leased Area come under the control or ownership of the Trust at any time during the term of this Lease, Lessor shall offer to add such land or mineral rights, as applicable, to the Leased Area; and

ii)                                      Whenever Lessor or Lessee becomes aware that lands or mineral rights have come under the ownership or control of the Trust, as described in (i) above, that party shall deliver notice to the other to that effect. Lessee shall have 30 days after receipt or delivery, as applicable, of said notice in which to notify Lessor that it does not  wish to add said lands or mineral rights, as applicable, to the Leased Area. If Lessee does not timely reject the lands or mineral rights, as applicable, then said lands or mineral rights, as applicable, shall be added to the Leased Area, subject to conveyance (if necessary) to the Trust and the completion of the TLO public notice process.

(3)                                 Effective Date of this Addendum: January 1, 2010.

All other terms and conditions of Upland Mining Lease MHT 9400248 remain in effect.

This Addendum is attached and made a part of MHT 9400248.

TALON GOLD ALASKA, INC.

Agreed:	/s/ [illegible]	Date:	January 26, 2010

Title: President

ALASKA MENTAL HEALTH TRUST
AUTHORITY

Approved:	/s/ Marcie Menefee	Date:	2.2.2010
	Marcie Menefee
	Acting Executive Director
	Trust Land Office

2

Attachment A

MHT 9400248

Description of Leased Area

T. 008 N., R. 004 W., FAIRBANKS MERIDIAN, ALASKA

SECTION 5: LOTS 1 THROUGH 7, INCLUSIVE, NE1/4NE1/4, S1/2NE1/4, N1/2SW1/4, SE1/4

SECTION 6: LOTS 1 THROUGH 12, INCLUSIVE, NE1/4SE1/4

SECTION 7: LOTS 1 THROUGH 9, INCLUSIVE, SW1/4NE1/4, E1/2NW1/4, E1/2SW1/4, W1/2SE1/4, SE1/4SE1/4

SECTION 8: LOTS 1 THROUGH 7, INCLUSIVE, NE1/4, E1/2SE1/4

SECTION 17: LOTS 1 THROUGH 4, INCLUSIVE, NE1/4, S1/2

SECTION 18: LOTS 1 THROUGH 4, INCLUSIVE, E1/2, E1/2W1/2

SECTION 19: LOTS 1 THROUGH 4, INCLUSIVE, E1/2, E1/2W1/2

SECTION 20: ALL

SECTION 27: ALL

SECTION 28: ALL

SECTION 29: ALL

SECTION 30: LOTS 1 THROUGH 4, INCLUSIVE, E1/2, E1/2W1/2

SECTION 33: ALL

SECTION 34: ALL

EXCLUDING MINING CLAIMS RECORDED UNDER F-37589 , F-37596, F-43162, F-43163, F-43706, F-45706 THROUGH F-45708„ F-60602 THROUGH F-60606, F-61269 THROUGH F-61272, F-61380 THROUGH F-61383, F¬61385 THROUGH F-61389, F-61392, F-61499 THROUGH F-61501, , , F¬64359 AND F-64360, WHICH APPEAR TO FALL WITHIN SECTIONS 4 THROUGH 9, 17, 19, 28, AND 30 THROUGH 33;

T. 008 N., R. 005 W., FAIRBANKS MERIDIAN, ALASKA

SECTION 1: LOTS 1 THROUGH 5, INCLUSIVE, N1/2, N1/2SW1/4

SECTION 2: LOT 1, NI/2, SW1/4, N1/2SE1/4, SW1/4SE1/4

SECTION 3: ALL

SECTION 10: LOTS 1 THROUGH 4, INCLUSIVE, N1/2, W1/2SW1/4

SECTION 11: LOTS 1 THROUGH 10, INCLUSIVE, NE1/4SE1/4, S1/2SE1/4

SECTION 12: LOTS 1 THROUGH 8, INCLUSIVE, NE1/4, E1/2SE1/4

SECTION 13: ALL

SECTION 14: LOT 1, NE1/4, E1/2NW1/4, SW1/4NW1/4, S1/2

SECTION 15: LOTS 1 THROUGH 8, INCLUSIVE, NW1/4NW1/4, SE1/4SW1/4, SE1/4

SECTION 16: LOTS 1 AND 2, N1/2, SW1/4, W1/2SE1/4

SECTION 21: ALL

SECTION 22: LOTS I THROUGH 4, INCLUSIVE, N1/2NE1/4, E1/2NW1/4, SW1/4NW1/4, SW1/4, W1/2SE1/4, SE1/4SE1/4

SECTION 23: LOTS 1 AND 2, E1/2, E1/2NW1/4, SW1/4

SECTION 24: ALL

SECTION 25: LOTS 1 THROUGH 9, INCLUSIVE, N1/2NE1/4, E1/2NW1/4, NE1/4SW1/4, S1/2SW1/4

SECTION 26: LOTS 1 THROUGH 5, INCLUSIVE, WI/2E1/2, W1/2

SECTION 27: ALL

SECTION 28: ALL

SECTION 33: ALL

SECTION 34: ALL

EXCLUDING MINING CLAIM RECORDATIONS F-37580 THROUGH F-37585„ , F-55452 THROUGH F-55471, F-61249, F-61250, F-61256 THROUGH F-61270, F-61273 THROUGH F-61278, F-61322 THROUGH F¬61379, F-61381, F-61382, F-61477, F-61498, F-61693TROUGH F-61700, F¬616703, F-616704, F-616706, F-61708 THROUGH F-61714, , F-63466, AND , WHICH APPEAR TO FALL WITHIN SECTIONS THROUGH 16, 21 THROUGH 26, 28, 29, 35, AND 36; T. 009 N., R. 004 W., FAIRBANKS MERIDIAN, ALASKA

T. 009 N., R. 004 W., FAIRBANKS MERIDIAN, ALASKA

SECTION 31, 32, AND 33: ALL;

EXCLUDING U.S. MINERAL SURVEY NOS. 1609 AND 1641, EXCLUDING MINING CLAIM RECORDATIONS F-61279 THROUGH F-61315, F-61389 THROUGH F-61396, F-61399, F-61400, F-61402 THROUGH F-61420, F-61478 THROUGH F-61494, F-61502 THROUGH F-61508, F-63461, F-63462, F¬74190, AND F-74191, WHICH APPEAR TO FALL WITHIN SECTIONS 14, 16, 20, 21, 27 THROUGH 29, AND 31 THROUGH 33;

ALSO EXCLUDING FROM ALL OF THE ABOVE, THE FOLLOWING MINING CLAIMS:

ADL 330941, ADL 330942, ADL 330943, ADL 330946, ADL 330947, ADL 330948, ADL 330951, ADL 330952, ADL 330953, ADL 330954, ADL 330957, ADL 330958, ADL 330959, ADL 330960, ADL 330963, ADL 330964, ADL 330965, ADL 330970, ADL 330971, ADL 330972, ADL 330977, ADL 338477, ADL 338478, ADL 338481, ADL 338482, ADL 338483, ADL 338487, ADL 338488, ADL 338489, ADL 338490, ADL 338497, ADL 338498, ADL 338499, ADL 338500, ADL 338501, ADL 338511, ADL 338512, ADL 338513, ADL 338520, ADL 338521, ADL 338522, ADL 347945, ADL 347946, ADL 347949, ADL 347950, ADL 347951, ADL 347952, ADL 347953, ADL 347957, ADL 347958, ADL 347959, ADL 347960, ADL 347961, ADL 347969, ADL 347970, ADL 347971, ADL 347972, ADL 347973, ADL 347974, ADL 347975, ADL 353555, ADL 353556, ADL 353557, ADL 353558, ADL 353559, ADL 353560, ADL 353561, ADL 353562, ADL 353563, ADL 353564, ADL 353565, ADL 355559, ADL 361326, ADL 361327, ADL 361328, ADL 361330, ADL 361332, ADL 361333, ADL 361334, ADL 361335, ADL 361366, ADL 558105, ADL 558106, ADL 558814, ADL 559056, ADL 559057, ADL 559058, ADL 559059, ADL 559060, ADL 338479, ADL 338480, ADL 338484, ADL 338485, ADL 338486, ADL 338491, ADL 338492, ADL 338493, ADL 338494, ADL 338495, ADL 338496, ADL 338503, ADL 338504,

ADL 338505, ADL 338506, ADL 338507, ADL 338508, ADL 338509, ADL 338510, ADL 338514, ADL 338515, ADL 338516, ADL 338517, ADL 338518, ADL 338519, ADL 347955, ADL 347956, ADL 347962, ADL 347963, ADL 347964, ADL 347965, ADL 347966, ADL 347967, ADL 347968, ADL 347976, ADL 347977, ADL 347978, ADL 347979, ADL 347980, ADL 348802, ADL 348803, ADL 348804, ADL 348805, ADL 348806, ADL 348807, ADL 348808, ADL 348809, ADL 348810, ADL 348811, ADL 348812, ADL 348813, ADL 348814, ADL 348815, ADL 348816, ADL 348817, ADL 348818, ADL 348819, ADL 348820, ADL 348821, ADL 348822, ADL 348823, ADL 348824, ADL 348825, ADL 348826, ADL 348827, ADL 348828, ADL 348829, ADL 348830, ADL 348831, ADL 348832, ADL 361329, ADL 361331, ADL 361349, ADL 361350, ADL 361351, ADL 361352, ADL 361353, ADL 361354, ADL 361355, ADL 361356, ADL 361357, ADL 361358, ADL 361359, ADL 361360, ADL 361361, ADL 361362, ADL 361363, ADL 361364, ADL 361365, ADL 505036, ADL 506391, ADL 506392, ADL 532022, ADL 532026, ADL 535710, ADL 535711, ADL 535712, ADL 535713, ADL 535714, ADL 535715, ADL 535716, ADL 538220, ADL 538221, ADL 538222, ADL 538223, ADL 538224, ADL 538225, ADL 538226, ADL 538227, ADL 538230, ADL 538231, ADL 538232, ADL 538233, ADL 538234, ADL 538235, ADL 539877, ADL 539878, ADL 539879, ADL 555900, ADL 556252, ADL 558604, ADL 558605, ADL 558606, ADL 558607, ADL 559157, ADL 570259, ADL 570260, ADL 570261, ADL 570262, ADL 570263, ADL 570264, ADL 570265, ADL 570266, ADL 570267, ADL 570268, ADL 570269, ADL 570270, ADL 570271, ADL 570272, ADL 570273, ADL 570274, ADL 570275, ADL 570276, ADL 570277, ADL 570278, ADL 570279, ADL 570280, ADL 570281, ADL 570282, ADL 570283, ADL 570284, ADL 570285, ADL 361365, ADL 361366, ADL 361367, ADL 361368, ADL 330936, ADL 330937, ADL 330938, ADL 330939, AND ADL 330940;

CONTAINING 9970.00 ACRES, MORE OR LESS.

ACCORDING TO THE SURVEY PLATS ACCEPTED BY THE UNITED STATES DEPARTMENT OF THE INTERIOR, BUREAU OF LAND MANAGEMENT IN ANCHORAGE, ALASKA ON NOVEMBER 5, 1987 AND JANUARY 7, 1991.